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                             ARTHUR ANDERSEN LLP




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-67373 for Hartford Life and Annuity Insurance Company Separate Account VL II on Form S-6.

                                       /s/ Arthur Andersen LLP

Hartford, Connecticut
January 29, 1999